UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2006

NAVISTAR INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois	60555

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (630) 753-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On February 16, 2006, Navistar International Corporation (the company), announced that Mark T. Schwetschenau, the company’s Controller and principal accounting officer, has been reassigned to another position within the company and no longer serves as the principal accounting officer or as an officer of the company.   This action was taken in order to facilitate the completion of the audit of the company’s financial statements for the fiscal year ended October 31, 2005.  The company previously announced that it would not file its Annual Report on Form 10-K for the fiscal year ended October 31, 2005 by the filing deadline because of an ongoing review of a number of complex and technical accounting issues.  Bill Caton, Executive Vice President of Finance, who joined the company last October and has extensive experience in dealing with complex and technical issues, will take the lead in working to complete the review of the accounting issues necessary to finalize the company’s fiscal 2005 financial statements.  Robert Lannert, the company’s Chief Financial Officer, will continue to provide financial leadership to the company during this transition period.

Forward-looking information

Information provided and statements made that are not purely historical are forward -looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and we assume no obligation to update the information included in this report, whether as a result of new information, future events or otherwise. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions, including the risk of continued delay in the completion of our financial statements and the consequences thereof, the availability of funds, either through cash on hand or the company’s other liquidity sources, to repay any amounts due should any of the notes become accelerated, and decisions by suppliers and other vendors to restrict or eliminate customary trade and other credit terms for the company’s future orders and other services, which would require the company to pay cash and which could have a material adverse effect on the company’s liquidity position and financial condition. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many other factors that could cause actual results to differ materially from those in the forward-looking statements.  For a further description of these and other factors, see Exhibit 99.1 to our Form 10-K for the fiscal year ended October 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
            Registrant

Date: February 17, 2006	/s/William A. Caton

William A. Caton Executive Vice President of Finance